Exhibit 4.45

Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as " ***** ". A complete version of this exhibit has been filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Modification 0002

BAXTER SUBCONTRACT MODIFICATION 0002

Subcontract No: MVA 2002-00001BXTR

Modification No.: 0002

Effective Date:

Subcontractor:	Baxter Healthcare SA
**********
**********

Description of Modification:
Revises Sections A, B, D, F and Section J, Attachment A (SOW) to include ********************************
******************************** vaccine and, to revise Section J Attachment A requirements
********************************

Authority for, and type of, modification: Bilateral Supplemental Agreement

Total Change to Subcontract value:	Line Item 0002AD is ********************************

Line Item 0002AE is ********************************

Changes to Subcontract:.

See attached Pages 2-8

RELEASE OF CLAIMS

In consideration of the modifications made above, this Modification is in full settlement of any right the Subcontractor may have to any equitable adjustment(s) as the result of the changes made herein. Except to the extent modified herein, the subcontract terms and conditions remain unchanged. This supplemental agreement constitutes the full agreement of the parties and supercedes any prior agreements with respect to the changes made herein.

For: ACAMBIS, INC.	For: BAXTER HEALTHCARE S.A.

****************	****************
****************	****************
****************

Execution Date: ___________2003	Execution Date: ___________2003

Modification 0002

SECTION A.2

1.	In the first sentence after the words “****************,” insert the following:

“*********************************************************************************************** *********************************”

SECTION A.3

1.	At line 7, after the words “ ********************************,” insert the following:

“*********************************************************************************************** ************************************************************************************************ ************************************************************************************************ ********************************”

SECTION B

1.	Government Milestone 2- CLIN 0002AA

After the words “********************************,” and before the words “********************************” insert the following:
********************************

2.	Government Milestone 2 - CLIN 0002AA

Delete the number “12,600” from modification 1 and substitute the number “******” therefor.

3.	Add Contract Line Items (CLIN) 0002AD and 0002AE, as follows:

		Quantity	Total Amount
	“0002AD ********************************	*****	*****
********************************
in accordance with Section J, Attachment A.

	0002AE ********************************	*****	*****
********************************
********************************
*******************************************
*******************************************

SECTION D

1.	Add paragraph (d) as follows:

“******************************************
*******************************************
*******************************************

SECTION F.1, CLIN 0002AA

1.	After the words “*******************************************,” insert the following:

“******************************************* ”

2.	Delete the second sentence of the paragraph.

3.	Add CLIN 0002AD and 0002AE as follows:

Modification 0002

************************************************************************************************************************************
************************************************************************************************************************************
************************************************************************************************************************************
************************************************************************************************************************************
************************************************************************************************************************************
************************************************************************************************************************************
************************************************************************************************************************************
************************************************************************************************************************************

SECTION G

1.		Add CLINs 0002AD and 0002AE, as follows:

	“0002AD	Payment Milestone	*****	*****	*****

	0002AE	Payment Milestone	*****	*****	*****

SECTION H, PARAGRAPH H.10

1.	At the end of the paragraph, add:

********************************
********************************

SECTION H, PARAGRAPH H.11

1.	In the third paragraph of Section H.11 after the words “Prime Contract #,” remove the word “tbd,” and substitute therefore the following “N01-AI-30017.”

2.	At the end of the third paragraph of Section H.11, delete the indented words***********************************************************************************************” and insert the following:

****************************************************************************
****************************************************************************
****************************************************************************

3.	In the second paragraph, first sentence, delete the words “the Contract’s Property Administrator” and substitute therefore, the words:

****************************************
********************
********************
********************

Section J, Attachment A, Statement of Work

CLIN 0001

1.	At paragraph 1 of CLIN 0001, at line 5, delete the number “*****” from Modification No. 1 dated March 24, 2003, and replace the number ***** with the number *****

CLIN 0002AA

1.	At paragraph 1of CLIN 0002AA, delete the ***** (added from Modification 1), and the ***** as follows:

Delete***** sentence:

*******************************************************************

Delete***** sentence:

Modification 0002

*******************************************************************

2.	At Line 1, paragraph 1 of CLIN 0002AA, delete the word “*****” and replace it with the word “*****.”

3.	At paragraph 1 of CLIN 0002AA, last sentence, delete the following words:

Delete:

************************
************************
************************
************************
************************

And substitute therefore the words:

************************

4.	At Line 1, paragraph 1 of CLIN 0002AA, after the words “************************,” and before the words
“************************ ” insert the following:

************************

5.	At Line 2, paragraph 1 of CLIN 0002AA, and Modification 1 dated March 24, 2003, delete the number “*****” and substitute the number “*****” therefore.

6.	After paragraph 3 of CLIN 0002AA, delete **************************************************
****************************************************************************************
****************************************************************************************

CLIN 0002AB.

1.	Delete the first ************************ of CLIN 0002AB and replace with the following:

************************

****************************************************************************************

****************************************************************************************

***********

	***********	***********	***********	****** *****	***********	***********	***********
***********
***********
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*	***********
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********
***********
***********
***********
***********							***********

Modification 0002

***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*	***********
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********
***********			***********

***********
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*
***********	*	*	*	*	*	*

	***********	***********	***********	***********	***********
***********
***********

***********	*	*	*	*
***********	*	*	*	*	***********
***********	*	*	*	*
***********	*	*	*	*
***********	*	*	*	*
***********	*	*	*	*
***********
**

***********
***********

***********	*	*	*	*
***********	*	*	*	*	***********
***********	*	*	*	*
***********	*	*	*	*
***********	*	*	*	*
***********	*	*	*	*
***********
**

	***********	***********
***********
***********
***********
***********	*	***********
***********	*
***********	*
***********	*
***********	*
***********	*
***********	*
***********	*
***********	*

Modification 0002

***********	*
***********	*
***********	*
***********	*
***********	*

***********

	***********	***********	***********
***********
***********
***********			***********
***********	*	*
***********	*	*
***********	*	*
***********	*	*

	***********	***********	***********
***********
***********
***********			***********
***********	*	*
***********	*	*
***********	*	*
***********	*	*

	***********	***********	***********
***********
***********
***********			***********
***********	*	*
***********	*	*
***********	*	*
***********	*	*

	***********	***********	***********
***********
***********
***********			***********
***********	*	*
***********	*	*
***********	*	*
***********	*	*

	***********	***********	***********
***********
***********
***********			***********
***********	*	*
***********	*	*
***********	*	*
***********	*	*
***********	*	*
***********	*	*

**********

Modification 0002

****************************************************************************************

****************************************************

****************************************************************************************

****************************************************
****************************************************
****************************************************
****************************************************

CLIN 0002AD and 0002AE

1.     Insert the following new statement of work for Subcontract Line Items 0002AD and 0002AE after paragraph 2 of CLIN 0002AC and before CLIN 0003:

****************************************************

*********************************************************************************************** *********************************************************************************************** *********************************************************************************************** ***********************************************************************************************

*********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** *********************************************************************************************** ***********************************************************************************************

*********************************************************************************************** *********************************************************************************************** ***********************************************************************************************

*********************************************************************************************** *********************************************************************************************** ***********************************************************************************************

*********************************************************************************************** *********************************************************************************************** *********************************************************************************************** ***********************************************************************************************

Modification 0002

***********************************************************

*********	*********	*********	*********	*********	*********	*********	Test duration (days)

				*********

*********	*********	*********	*	*********	*********	*********	14

*********	*********	*********		*********	*********	*********

*********	*********	*********	*	*********	*********	*********

*********	*********	*********	*	*********	*********	*********

*********	*********	*********	*	*********	*********	*********

*********	*********	*********	*	*********	*********	*********

*********	*********	*********		*********	*********	*********	7

*********	*********	*********		*********	*********	*********	7

*********	*********	*********	*	*********	*********	*********	7

*********	*********	*********	*	*********	*********	*********

*********	*********	*********	*	*********	*********	*********	7

*********	*********	*********	*	*********	*********	*********

*********************************************************************************************** *********************************************************************************************** ***********************************************************************************************

******************************
******************************
******************************

*********************************************************************************************** *********************************************************************************************** *********************************************************************************************** ***********************************************************************************************

******************************
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******************************